BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Current assets
Cash and cash equivalents	$ 37	$ 57
Bank deposits	2,063	1,940
Other receivables	25	49
Total assets	2,125	2,046
Current liabilities
Other payables and accrued expenses	158	165
Total liabilities	158	165
Shareholders' equity
Ordinary shares of NIS 1.0 par value (5,000,000 shares authorized as of December 31, 2025 and December 31, 2024; 2,780,707 shares issued and 1,255,640 shares outstanding as of December 31, 2025 and December 31, 2024)	790	790
Additional paid-in capital	158,111	158,111
Accumulated deficit	(144,896)	(144,982)
Treasury stock, at cost: 1,525,067 shares as of December 31, 2025 and December 31, 2024	(12,038)	(12,038)
Total shareholders' equity	1,967	1,881
Total liabilities and shareholders' equity	$ 2,125	$ 2,046